SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



                               December 17, 2003
______________________________________________________________________________
                       (Date of earliest event reported)


                          ESB Financial Corporation
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Pennsylvania                           0-19345                      25-1659846
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



600 Lawrence Avenue
Ellwood City, Pennsylvania                                            16117
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


                                 (724) 758-5584
_____________________________________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
_____________________________________________________________________________
         (Former name or former address, if changed since last report)

ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events and Regulation FD Disclosure

     The information to be reported herein is incorporated by reference from the press release, dated December 17, 2003, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    99     Press release dated December 17, 2003.

ESB Financial Corporation
Form 8-K
Page 3

                                SIGNATURES
                                __________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ESB Financial Corporation
                                     _________________________
                                     (Registrant)



Date: December 17, 2003              By:/s/ Charlotte A. Zuschlag
      _________________              ____________________________
                                     Charlotte A. Zuschlag
                                     President & Chief Executive Officer
                                     (Principal Executive Officer)
















                                EXHIBIT 99

                              PRESS RELEASE